UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2017

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, San Francisco, CA

94105

(Address of Principal Executive Offices, Including Zip Code)

(415) 278-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Gymboree Corporation (“Gymboree” or the “Company”) announced that, as of January 26, 2017, Mark Breitbard intends to resign as Chief Executive Officer of the Company once a successor has been appointed. Effective February 1, 2017, Mr. Breitbard will assume the role of Chairman of the Board. Attached as Exhibit 99.1 is the press release issued by the Company announcing the leadership change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

99.1	Press Release of The Gymboree Corporation dated January 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Date: January 26, 2017	By:	/s/ ANDREW NORTH
Name: Andrew North
Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release of The Gymboree Corporation dated January 26, 2017.